UNITED STATES
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TALEND S.A.
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Talend investor presentation June 30, 2020 annual combined general shareholders’ meeting

Legal disclaimers This presentation and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this presentation include, but are not limited to, our efforts to build a foundation for long-term sustainable growth, our expectations regarding the future demand and behavior of customers and the data integration market, our expectations regarding the evolution of our marketplace, and our ability to capture an increasing share of the big data and cloud integration market. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. Consequently, you should not rely on these forward-looking statements. Actual outcomes and results may differ materially from those contemplated or implied by these forward-looking statements as a result of such uncertainties, risks, and changes in circumstances. Those risks, uncertainties and assumptions include our operating results and business generally; the impact of the novel coronavirus (“COVID-19”) pandemic on our operations and our employees, partners, vendors and customers; our ability to retain existing customers and generate new customers; our ability to successfully manage our leadership transition; the development of the market for data integration solutions, particularly our cloud-based integration solutions; our expectations regarding our strategic product initiatives and their related benefits; competition from other products and services; and general market, political, economic and business conditions, including the impact of the COVID-19 pandemic and the fluctuation of foreign currency exchange rates. The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, and the foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect our financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC. Our SEC filings are available on the Investor Relations section of Talend’s website at https://investor.talend.com and the SEC’s website at www.sec.gov. The forward-looking statements in this presentation are based on information available to us as of the date hereof, and we expressly disclaim any obligation to update any forward-looking statements provided to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. In addition to financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP"), this presentation includes certain non-GAAP financial measures. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance. We urge you to review the reconciliation of our non-GAAP financial measures to the most directly comparable GAAP financial measures set forth in the appendix to the presentation, and not to rely on any single financial measure to evaluate our business. 2

Request shareholder support of proposed 2020 AGM resolutions 3 Resolutions focus on three key objectives for Talend’s competitiveness: 1. Ensure equity compensation to attract and retain top talent Flexibility to manage capital structure to support business strategy Retain world-class directors 1 2 3

Recent Leadership Additions

New leadership ramping quickly to guide Talend's next phase of growth 5 Jamie Kiser Chief Customer Officer Christal Bemont Chief Executive Officer Ann-Christel Graham Chief Revenue Officer Board and management focused on attracting and retaining high performers Off-cycle retention grants to extremely high performers in December 2019 Committed to employee health and wellbeing during pandemic January 2020 leadership appointments

Building a foundation for efficient, long-term sustainable growth Building world-class global sales, marketing and customer success organizations Unifying a complete go-to-market team Enhancing sales execution Delivering rapid time-to-value for customers Operating at speed and scale Optimizing operational systems and processes Supporting volume and velocity of growth management is targeting Expanding leadership in industry Targeting innovation across all elements of data integration and integrity Establishing Talend's market and thought leadership 6

Talend Performance and Backdrop

ARR $ and ARR Growth2,3 $246M 22% YoY CC1 Cloud ARR $ and ARR Growth3,4 154% YoY CC1 Subscription Revenue 89% Non-GAAP Subscription Gross Margin5 87% Strong Q1 top line performance 8 CC defined as constant currency. ARR defined as the annualized recurring value of all active contracts at the end of a reporting period. Year-over-year metrics are as of March 31, 2020. Cloud ARR defined as the annualized recurring value of all active cloud-based contracts as of the end of a reporting period. See Appendix, page 24 for reconciliation to GAAP subscription gross margin. $61M

Fueled by rapidly growing cloud business 9 Cloud Annual Recurring Revenue ($M) 251% CAGR Q1’18 – Q1’20 3% 4% 6% 10% 12% 15% 18% 22% 25% Cloud ARR % of Total ARR $5 $8 $10 $19 $24 $33 $41 $54 $61 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20

International Data Corporation: “Worldwide Data Integration and Integrity Software Forecast, 2018 - 2023” May 2019; Applied Master Data Management category from “Worldwide Master Data Management Competitive Software Forecast, 2019–2023” July 2019, and Integration and Orchestration Middleware category (excluding Managed File Transfer) from “Worldwide Semiannual Public Cloud Services Tracker,” May 2019 International Data Corporation: “Worldwide Data Integration and Integrity Software Forecast, 2018 - 2023” May 2019 Cloud is driving the data integration market 10 $19B Data Integration and Orchestration in 2020¹ Cloud Data Integration revenue² (in $M) $23B CAGR 28% 26% of data integration market in 2023² Data Integration and Integrity Market² in 2020 $8B Integration leadership Focused on cloud Massive ecosystem ‘20-‘23 CAGR: 11% Cloud $1,337 2020 2023 $2,779

Talend helps organizations navigate a rapidly evolving data ecosystem 11 Talend is Best Positioned To Win in Cloud Support for all major customer databases and their journey from on-prem to cloud Operability across all cloud infrastructures: Public, private, hybrid and multi-cloud Optimized for all cloud innovations: containers, serverless processing, and machine learning ADVANCED CLOUD TECHNOLOGIES MULTI-CLOUD TRADITIONAL ENTERPRISE DATABASES SAAS APPLICATIONS

Data is a critical asset to harness and protect 10-fold rise in worldwide data by 2025¹ More data (volume, velocity, sources) 3x growth rate data experts in business vs. IT by 20202 More users >75% of organizations will have adopted a multi-cloud and/or hybrid IT strategy by 20213 Shift to hybrid environments GDPR, MiFID II More regulation 12 Harvard Business Review: “What’s Your Data Strategy?,” May-September 2017 Gartner: “How to Enable Self-Service Analytics and Business Intelligence: Lessons From Gartner Award Finalists,” October 2017 Gartner: “Predicts 2019: Increasing Reliance on Cloud Computing Transforms IT and Business Practices.” A modern data integration and integrity platform is key to solving the data chaos

2020 AGM resolutions for discussion

Ensure equity compensation to attract & retain top talent (Resolutions Nos. 21-24) 14 1 Authorization to grant up to 2,300,000 free shares/RSUs/warrants and/or options to employees and directors (7.34% of share capital as of March 31, 2020) Only 15% increase from 2019 request Lower than expected hiring pace Expect dollar value of equity grants to be similar in dollar value of equity awards granted in 2019 Pursuant to French law, the 2,300,000 requested shares will not accumulate with any prior authorizations related to free shares/RSUs/warrants and/or options – this is a net total request for 2.3M shares 2.3 million shares will be only authorized pool of shares available for grant under equity award programs (other than ESPP) Authorization is requested intended to cover one year; expect to request new share authorization in 2021 2020 proposal and plans generally consistent with 2019, 2018 and 2017 requests Authorization to grant up to 2.3M free shares/RSUs, Warrants and Options

1

Talend remains disciplined regarding shareholder dilution

Shareholder Dilution of Select Software Peers (Last Three Years)[1]

Talend equity grant practices remain in-line with peers:

- Talend is at the median of 16 peer companies in terms stock-based compensation (14.5% of TTM revenue for Talend, versus peer group average 15.3% of TTM revenue)[2]


67.0 %
32.6 %
15.5 %
14.2 %
13.2 %
12.0 %
12.0 %
11.6 %
10.6 %
8.3 %
7.0 %
6.7 %
1.0 %
9.0% excluding impact of 2020 executive hires[3]
TWLO
COUP
OKTA
HUBS
ZEN
NEWR
SPLK
AYX
talend
BL
MIME
TEAM
APPF

Source: Company filings. Market data as of 14-May-2020

Note: Fully diluted share count implied by using the schedule of options, RSUs, and warrants from the latest filing as of the corresponding date. Dilutive impact of options and warrants estimated using TSM method. Does not include impact of convertible debt securities.

[1] Dilution implied by % change in fully diluted share count as of May-2020 and May-2017.

[2] Latest company filings, as of May 14, 2020.

[3] Excluding dilution from Restricted Stock Units and Performance-based Restricted Stock Units from 2020 executive hires.

15

Talend equity compensation proposal considerations 16 1 Key considerations in determining requested grant amounts Ability to attract and retain world-class talent with market competitive offers Policies and plans consistent with 2019. Current share pool: 31,337,694 shares outstanding as of March 31, 2020 2,300,000 total shares available for issuance under proposed resolutions Approx. 7.34% of shares outstanding as of March 31, 2020 In 2019: 1,717,086 shares were granted to ~900 individuals (including ~350 new hires); 681,657 shares underlying equity awards were canceled Overhang (options, warrants, and RSUs issued) 1,409,401 shares subject to outstanding options and warrants as of March 31, 2020 - Average remaining term 5.20 years; weighted average exercise price $14.35/share 2,659,529 outstanding free shares (RSUs) as of March 31, 2020 (assuming 2020 performance-based RSUs are earned at target)

Equity compensation proposals reflect best practices 17 1 Equity Program Best Practices for Compensation and Corporate Governance No Annual Evergreen. No automatic yearly increase in shares available for issuance. No Liberal Share Recounting. Expired/canceled shares under prior delegations not available for future grants. Minimum Vesting Requirements. RSUs and options will generally have no vesting commencement before one year from grant date; RSU awards typically have four-year vesting term. No Option Repricing or Exchange Program Permitted. Board cannot implement an option repricing or exchange program. Limited Transferability; Holding Periods. Awards generally may not be sold or otherwise transferred; free shares acquired may not be sold or transferred before second anniversary of grant date. No Single-Trigger Vesting Acceleration upon a Change in Control; No Liberal Change in Control Definition. Award vesting does not automatically accelerate upon “change in control”. Change in control is only triggered if > 50% of shares and voting rights are transferred. No Tax Gross Ups. RSU and stock option programs do not provide tax gross ups (warrants issued to independent directors may include tax gross up for fees paid to purchase warrants). Additional Considerations and Clarifications 2019 annual bonus plan payout targets are set forth in our Definitive Proxy Statement for NEOs at 100% of Base Salary for Michael Tuchen, 60% of Base Salary for Adam Meister, and 40% of Base Salary for Laurent Bride. 2020 annual bonus payout targets are 100% of Base Salary for Christal Bemont, 65% of Base Salary for Adam Meister and 40% of Base Salary for Laurent Bride. PSU grants limited to Company’s leadership team; 2020 performance metrics based 100% on Net New Cloud ARR (as reported quarterly to investors), our most important long-term value driver.

Flexibility to manage capital structure to support business strategy (Resolution Nos. 13-15 & 18-19) 18 2 Helps keep the company on equal footing with U.S. peers and provides flexibility to quickly raise capital Flexibility to refinance the 1.75% Convertible Senior Notes due September 1, 2024 on favorable terms Take advantage of potential business and strategic M&A opportunities Seeking approval to increase share capital through equity/convert: Capital increase with shareholders subscription right or without shareholders subscription right in form of private placement or public offering of up to 6M shares, (19.1% of our share capital as of March 31, 2020) Debt issuance up to €200M nominal value Cancels and replaces existing delegation from 2019 AGM for equity issuance of 6M shares; debt issuance up to €225M nominal value Under French law, share capital increase authorizations expire after 26 months. Delegation to Board to Increase Share Capital

Talend’s capitalization is in-line with peers Source: Company filings. Market data as of 14-May-2020. Total Cash Balance of Software Peers Cash as % of LTM Revenue of Software Peers 2 19 $ 1,338 $ 779 $ 706 $ 520 $ 486 $ 461 $ 346 $ 311 $ 293 $ 268 $ 229 $ 228 $ 199 $ 178 $ 174 $ 57 TEAM SPLK MDB OKTA DBX SAIL TWLO BL NEWR COUP HUBS AYX ZEN TLND MIME APPF 167% 152% 101% 89% 88% 69% 69% 51% 49% 41% 33% 32% 28% 27% 23% 21 % MDB SAIL BL OKTA TEAM TLND COUP AYX NEWR MIME SPLK HUBS DBX TWLO ZEN APPF

Retain world-class directors (Resolution Nos. 1 & 2) 20 3 Ratification of the provisional appointment of two directors: Christal Bemont (CEO / director term expires at 2021 AGM) Elizabeth Fetter (independent / director term expires at 2022 AGM) Ratification of Two Directors

Retain world-class directors (Resolution No. 10) 21 3 Seek Shareholder Authorization to Increase Aggregate Annual Director Compensation (Proposal No. 10): Increase from €1.0M to €1.5M Flexibility to add new independent director(s) Maintain competitiveness with U.S. listed technology companies French corporate law does not permit issuance of RSUs to Directors – must use warrants Provide directors additional cash to have opportunity to purchase shares Permit the Company to change composition of director compensation by increasing the proportion of cash compensation and decreasing proportion of compensation received through warrant grants while effectively maintaining same total annual individual director compensation Authorized amount covers annual cash retainers, amounts paid to offset subscriptions price of BSAs and related tax gross-up amounts; does not include value of the BSAs granted to directors Director Compensation to Retain World Class Independent Directors

Talend’s total director compensation in-line with peers 22 Note: Peer data as of May 2020. Talend’s average total direct compensation per director assumes annual compensation consistent with the director compensation arrangements in effect as of January 1, 2020, as described in its definitive proxy materials filed with the Securities and Exchange Commission on April 27, 2020, and assumes a total of six paid directors, which excludes three current directors (Christal Bemont, Michael Tuchen and Thierry Sommelet) who do not receive compensation for their board service. 3

Appendix

GAAP to non-GAAP reconciliation 24 ($ in thousands) Q1’19 Q2’19 Q3’19 Q4’19 Q1'20 Subscription revenue $49,864 $52,616 $54,952 $59,615 $60,909 GAAP Subscription Gross Profit $42,543 $44,132 $46,976 $51,141 $52,885 Share-based Compensation Expense 629 899 773 814 248 Non-GAAP Subscription Gross Profit $43,172 $45,031 $47,749 $51,955 $53,133 % Gross Margin 87% 86% 87% 87% 87%

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